                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint each of ALLAN L. SCHUMAN and KENNETH A. IVERSON, signing singly, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Canada Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 20th day of December, 1999.

                                                   /s/ Les A. Biller
                                                   ----------------------------
                                                   Les A. Biller

                                                   /s/ Ruth S. Block
                                                   ----------------------------
                                                   Ruth S. Block

                                                   /s/ William L. Jews
                                                   ----------------------------
                                                   William L. Jews

                                                   /s/ Joel W. Johnson
                                                   ----------------------------
                                                   Joel W. Johnson

                                                   /s/ Robert L. Lumpkins
                                                   ----------------------------
                                                   Robert L. Lumpkins

                                                   /s/ Richard L. Schall
                                                   ----------------------------
                                                   Richard L. Schall

                                                   /s/ Roland Schulz
                                                   ----------------------------
                                                   Roland Schulz

                                                   /s/ Hugo Uyterhoeven
                                                   ----------------------------
                                                   Hugo Uyterhoeven

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 27th day of December, 1999.

                                                   /s/ Jerry A. Grundhofer
                                                   ----------------------------
                                                   Jerry A. Grundhofer

                                                   /s/ Jerry W. Levin
                                                   ----------------------------
                                                   Jerry W. Levin


         IN WITNESS WHEREOF, I have hereunto affixed my signature this 30th day of December, 1999.

                                                   /s/ James J. Howard
                                                   ----------------------------
                                                   James J. Howard


         IN WITNESS WHEREOF, I have hereunto affixed my signature this 11th day of January, 2000.

                                                   /s/ Albrecht Woeste
                                                   ----------------------------
                                                   Albrecht Woeste